SEQUOIA FUND, INC.

Supplement dated May 18, 2016
to the Prospectus dated April 29, 2016

Effective May 18, 2016, the section "Portfolio Manager" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:
Portfolio Manager and Investment Committee
David M. Poppe is the portfolio manager of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of Ruane, Cunniff & Goldfarb, is responsible for the day-to-day management of the Fund's portfolio. The Investment Committee, which reflects the team approach used by Ruane, Cunniff & Goldfarb, is comprised of the following voting members and meets regularly to determine the current investment parameters of the Fund:
Employee	Title	Length of Service with the Fund
David M. Poppe*	President and Director of the Fund; President and Director of Ruane, Cunniff & Goldfarb	Since 2006
John B. Harris	Analyst of Ruane, Cunniff & Goldfarb	Since May 2016
Arman Gokgol-Kline	Analyst of Ruane, Cunniff & Goldfarb	Since May 2016
Trevor Magyar	Analyst of Ruane, Cunniff & Goldfarb	Since May 2016
David C. Sheridan	Analyst of Ruane, Cunniff & Goldfarb	Since May 2016
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*Chair of the Committee. Mr. Poppe, as portfolio manager of the Fund, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee.
Gregory Alexander, an analyst of Ruane, Cunniff & Goldfarb, is a non-voting member of the Investment Committee.
The portfolio manager has been authorized by the Investment Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.
Effective May 18, 2016, the fourth paragraph in the section "Management of the Fund – Investment Adviser" on page 5 of the Prospectus is deleted in its entirety and replaced with the following:
David M. Poppe is the portfolio manager of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of Ruane, Cunniff & Goldfarb, is responsible for the day-to-day management of the Fund's portfolio. The Investment Committee establishes investment parameters for the Fund and generally meets weekly to discuss such parameters.  The following table lists the voting members of the Investment Committee, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:
Employee	Principal Occupation During the Past Five (5) Years
David M. Poppe*	President and Director of Ruane, Cunniff & Goldfarb, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

John B. Harris	Analyst of Ruane, Cunniff & Goldfarb, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

Arman Gokgol-Kline	Analyst of Ruane, Cunniff & Goldfarb, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

Trevor R. Magyar	Analyst of Ruane, Cunniff & Goldfarb, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

David C. Sheridan	Analyst of Ruane, Cunniff & Goldfarb, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.
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*Chair of the Committee. Mr. Poppe, as portfolio manager of the Fund, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee.
Gregory Alexander, an analyst of Ruane, Cunniff & Goldfarb, with which he has been associated in a substantially similar capacity to this current position since prior to 2011, is a non-voting member of the Investment Committee.
The Fund's Statement of Additional Information ("SAI") provides additional information about the compensation of the voting members of the Investment Committee, other accounts managed by such persons, and such persons' ownership of securities in the Fund.
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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.